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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT



                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




                    October 26, 1995   (October 26, 1995)
              ------------------------------------------------
              Date of Report (Date of earliest event reported)




                         UNION PLANTERS CORPORATION
             --------------------------------------------------
             (Exact name of registrant as specified in charter)





        TENNESSEE                      1-10160                    62-0859007
------------------------            -------------            ------------------
(State of incorporation)            (Commission               (I.R.S. Employer
                                    File Number)             Identification No.)




                     UNION PLANTERS ADMINISTRATIVE CENTER
                         7130 GOODLETT FARMS PARKWAY
                           MEMPHIS, TENNESSEE 38018
                           ------------------------
                   (Address of principal executive offices)




     Registrant's telephone number, including area code:  (901) 383-6000
                                                          --------------


                                Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)
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ITEM 5.        OTHER EVENTS

     On October 26, 1995, Union Planters Corporation announced operating results for the third quarter of 1995. A copy of the Corporation's press release announcing the results is attached as Exhibit 99(a) and is incorporated by reference herein.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND
               EXHIBITS

               C.   Exhibits

                    99(a) Union Planters Corporation Press Release dated October 26, 1995, announcing operating results for the third quarter of 1995.





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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            Union Planters Corporation
                                       ------------------------------------
                                                    Registrant


Date:   October 26, 1995                    /s/ Jack W. Parker
       --------------------            ------------------------------------
                                                  Jack W. Parker
                                           Executive Vice President and
                                              Chief Financial Officer





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